                                                                    Exhibit 10.1


                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------


                  THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment" or "First Amendment") has been executed as of the 14th day of May, 2001, (the "First Amendment Effective Date"), by INDIAN-MARTIN AG, a Swiss corporation, ("Company"), and BANK ONE, INDIANA, NATIONAL ASSOCIATION, a national banking association ("Bank").


                                    RECITALS
                                    --------

         1. Company and Bank (collectively, the "Parties") are parties to a Credit Agreement, dated as of May 15, 2000 (as in effect immediately prior to the execution of this Amendment, the "Existing Agreement").

         2. The Parties have determined that it is in their best interests to amend the Existing Agreement, effective as of the First Amendment Effective Date, as set forth in this First Amendment, and subject to the terms and conditions of this First Amendment.


                                    AGREEMENT
                                    ---------

         NOW THEREFORE, in consideration of the Recitals and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by each of the Parties to this First Amendment, it is agreed as follows:

         1. DEFINITIONS. Terms which are defined in the Existing Agreement shall have the same meanings in this Amendment as are ascribed to them in the Existing Agreement, as amended hereby, excepting only those terms which are expressly defined in this Amendment, which shall have the meanings ascribed to them in this Amendment.

         2. AMENDMENTS TO EXISTING AGREEMENT.

         (a) AMENDMENTS TO DEFINITIONS. The following definitions, which are set forth in Section 1.02 of the Existing Agreement, are amended and restated in their entirety as of the First Amendment Effective Date to read as follows:

         "BORROWING BASE" means, at any date a determination thereof is made, an amount equal to the sum of: eighty percent (80%) of the book value of the Eligible Accounts PLUS one hundred percent (100%) of the Pledged Cash, LESS the amount of excess, if any, by which the aggregate Eligible Accounts outstanding at any time from any account debtor and its Affiliates exceeds fifteen percent (15%) of aggregate Eligible Accounts on such date of determination; provided however, that such concentration limitation shall not apply to Eligible Accounts owed by Sears Roebuck, Inc. so long as such account debtor is rated at least BBB/Baa2, or better on the senior unsecured debt ratings established from time to time by S&P and Moody's, respectively.

         Further, to the extent that an Eligible Account is subject to any claimed set-off, offset, credit or other reduction right held by the account receivable debtor, then for purposes of determining the Borrowing Base the amount of such Eligible Account shall be reduced by the sum of all such claimed offsets, credits and reductions to the extent not covered by the Escalade Domestic Subsidiary, or Subsidiaries, that sold the Eligible Accounts to the Company.

         "BORROWING BASE CERTIFICATE" means a certificate (in form and substance substantially the same as EXHIBIT "B" attached to the First Amendment) which is required to be delivered to the Bank in accordance with
         Section 5.01(c)(6) of this Agreement.

         "MAXIMUM AVAILABILITY" means as of the date any determination thereof is to be made, the lesser of: (i) the Borrowing Base as of such date, and (ii) the following amounts during the respective time periods described:

         $10,000,000.00    May 14 through May 31, 2001
          15,000,000.00    June 1 through September 30, 2001
          25,000,000.00    October 1 through October 31, 2001
          30,000,000.00    November 1 through November 30, 2001
          25,000,000.00    December 1 through December 31, 2001
          20,000,000.00    January 1 through January 31, 2002
          10,000,000.00    February 1, 2002 through Scheduled Maturity Date

         "SCHEDULED MATURITY DATE" means May 13, 2002 and any subsequent date to which the Commitment may be extended by Bank pursuant to the terms of
         Section 2.01(d).

         (b) NEW DEFINITIONS. Section 1.02 of the Existing Agreement is hereby amended, effective as of the First Amendment Effective Date, by adding thereto in appropriate alphabetical sequence the following new definitions:

         The term "FIRST AMENDMENT" means the First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, executed by and between the Parties.

         The term "FIRST AMENDMENT EFFECTIVE DATE" is used as defined in the Preamble of the First Amendment.

         (c) PARTIAL AMENDMENT OF SECTION 2.01(B). Section 2.01(b) of the Existing Agreement is amended in part as the First Amendment Effective Date by amending and restating the first sentence thereof to read as follows:

         "(b) METHOD OF BORROWING. The Obligation of the Company to repay the Loan shall be evidenced by a promissory note (the

         "NOTE") of the Company (in form and substance substantially the same as EXHIBIT "I" attached to the First Amendment)."

         (d) PARTIAL AMENDMENT OF SECTION 5.01(C). Section 5.01(c) of the Existing Agreement is amended in part as of the First Amendment Effective Date by re-designating Section 5.01(c)(7) as Section 5.01(c)(8) and adding a new
Section 5.01(c)(7) which reads as follows:

         "(7) Summary agings as to all Purchase Accounts Receivable which are outstanding on the books and records of the Company as of the last Banking Day of each month, which agings shall be provided to the Bank by the fifth (5th) Banking Day of the next successive month."

         3. REPRESENTATIONS AND WARRANTIES. Company represents and warrants to Bank that:

         (a) (i) The execution, delivery and performance of this Amendment and all agreements and documents delivered pursuant hereto by Company have been duly authorized by all necessary corporate action and do not and will not violate any provision of any law, rule, regulation, order, judgment, injunction or writ presently in effect applying to Company, or its articles of incorporation, or result in a breach of or constitute a default under any material agreement, lease or instrument to which Company is a party or by which it or any of its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption or filing of a registration with any court or governmental authority, department, agency or instrumentality is or will be necessary to the valid execution, delivery or performance by Company of this Amendment and all agreements and documents delivered pursuant hereto; and (iii) this Amendment and all agreements and documents delivered pursuant hereto by Company are the legal, valid and binding obligations of Company, as a signatory thereto, and are enforceable against Company in accordance with the terms thereof.

         (b) After giving effect to the amendments contained in this Amendment, the representations and warranties contained in Article III of the Agreement are true and correct on and as of the First Amendment Effective Date with the same force and effect as if made on and as of the First Amendment Effective Date, except that the representation in Section 3.01(d) of the Agreement shall be deemed to refer to the Financial Statements of Company most recently delivered to Bank prior to the First Amendment Effective Date.

         (c) No Event of Default has occurred and is continuing or will exist under the Agreement as of the First Amendment Effective Date.

         4. CONDITIONS. The obligation of Bank to execute and to perform this Amendment shall be subject to full satisfaction of the following conditions precedent on or before the First Amendment Effective Date:

         (a) Copies, certified as of the First Amendment Effective Date, of such corporate documents of Company, as Bank may request evidencing necessary corporate action by Company with respect to this First Amendment.



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

         (b) This Amendment shall have been duly executed and delivered by Company to Bank and executed by Bank.

         (c) Bank shall have received such additional agreements, documents and certifications, fully executed by Company as may be reasonably requested by Bank.

         5. SUPPLEMENTAL DOCUMENTS AND FURTHER ASSURANCES. Company shall at any time on or after the First Amendment Effective Date, and upon the request of Bank, execute and deliver, or cause to be executed and delivered, such additional documents, agreements and instruments as may be reasonably required by Bank or appropriate to give full force and effect to the intents and purposes of this Amendment and the Agreement. Company's failure to comply with the terms of this Section 5 within thirty (30) days after Bank's request shall at Bank's sole discretion and election be deemed an Event of Default under Section 7.01 of the Agreement.

         6. BINDING ON SUCCESSORS AND ASSIGNS. All of the terms and provisions of this Amendment shall be binding upon and inure to the benefit of the Parties and each of their respective successors, assigns and legal representatives.

         7. GOVERNING LAW/ENTIRE AGREEMENT/SURVIVAL. This Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Indiana applicable to contracts made and to be performed entirely within such state and without giving effect to the choice or conflicts of laws, rules or principles of any foreign or domestic jurisdiction. This Amendment constitutes and expresses the entire understanding between the Parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, commitments, inducements or conditions, whether express or implied, oral or written. All covenants, agreements, undertakings, representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and shall not be affected by any investigation made by any Person. Except as expressly provided otherwise in this Amendment, the Existing Agreement, as amended hereby, remains in full force and effect in accordance with its terms and provisions.

         IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered by their respective duly authorized signatories as of the First Amendment Effective Date.

INDIAN-MARTIN AG, a corporation            BANK ONE, INDIANA, NATIONAL
organized and existing under               ASSOCIATION
the laws of Switzerland



By: /s/ Lars Haussmann                     By:  /s/ Steven J. Krakoski
    -----------------------------               ----------------------------
     Lars Haussmann (Director)             Steven J. Krakoski, Vice President

               ("Company")                                ("Bank")


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


                           BORROWING BASE CERTIFICATE
                           --------------------------


                  INDIAN-MARTIN AG ("Borrower"), by its duly Authorized officer and in accordance with the requirements of that certain Credit Agreement, dated as of May 15, 2000, as amended, restated and/or supplemented from time to time and at any time (the "Agreement'), between Borrower and BANK ONE, INDIANA, NATIONAL ASSOCIATION ("Bank") hereby certifies to Bank that: (a) Borrower's Borrowing Base is $______________________, as of ____________________, (the
"Report Date"); and (b) attached to this Borrowing Base Certificate is a calculation of Borrower's Eligible Accounts and Pledged Cash as of the Report Date, together with supporting information and data showing Borrower's determination of the Borrowing Base. Terms which are defined in the Agreement shall have the same meanings herein.

                  Date:                              , 200  .
                       ------------------------------     --

                                           INDIAN-MARTIN AG



                                           By:
                                               --------------------------------
                                           ------------------------------------
                                                  (Printed Name and Title)




                                 Exhibit "B"

                          CALCULATION OF BORROWING BASE
                          -----------------------------

Gross Accounts Receivable                                                               $                   (1)
                                                                                         ------------------

Less:    (a) 61 or more days Delinquent
                                                              ------------------
         (b) Account Debtor Bankrupt
                                                              ------------------
         (c) Account Not Invoiced
                                                              ------------------
         (d) Unshipped Goods
                                                              ------------------
         (e) Conditional Obligation
                                                              ------------------
         (f) No Security Interest
                                                              ------------------
         (g) Affiliate/Governmental A/R
                                                              ------------------
         (h) Evidenced by Instrument
                                                              ------------------
         (i) Charged-off Accounts
                                                              ------------------
         (j) 10% "Taint" Rule Accounts
                                                              ------------------
                  (less amount included on line (a))

Total Exclusions from Eligible Accounts (a though j)                                  - $                   (2)
                                                                                         ------------------

Eligible Accounts (Line 1, minus Line 2)                                                $                   (3)
                                                                                         ------------------

Eligible Accounts Component of Borrowing Base (Line 3 X 80%)                            $                   (4)
                                                                                         ------------------

Pledged Cash (Valued @ 100%)                                                            $                   (5)
                                                                                         ------------------

Account Exclusions from Borrowing Base
         >7 1/2%/12 1/2% Concentration Limits
                                                              ------------------
         Offsets, Credits and Reductions
                                                              ------------------
                  to Eligible Accounts

                                                              SUBTOTAL                  $                   (6)
                                                                                         ------------------

Borrowing Base (Line 4, plus Line 5, minus Line 6)                                      $                   (7)
                                                                                         ------------------

Less:    Outstanding Loan Balance                                                     - $                   (8)
                                                                                         ------------------

Available Credit, or (repayment required)                                               $                   (9)
                                                                                         ------------------
         (Line 7 minus Line 8)

                                 REVOLVING NOTE
                                 --------------

$30,000,000.00                                             Dated:  May 14, 2001
                                                             Due:  May 13, 2002


                  FOR VALUE RECEIVED, on or before May 13, 2002, INDIAN-MARTIN AG, a corporation organized and existing under the laws of Switzerland ("COMPANY"), unconditionally promises to pay to the order of BANK ONE, INDIANA, NATIONAL ASSOCIATION, a national banking association ("BANK"), at Bank One Tower, Mail Code IN 1-0046, 111 Monument Circle, Indianapolis, IN 46277, or such other place as Bank may designate by written notice to Company, the principal sum of Thirty Million Dollars and 00/100 ($30,000,000.00), or so much of such amount as may be disbursed by Bank as Advances made on the Loan under the terms of the Credit Agreement (as hereinafter defined), together with interest thereon at the rates and calculated as provided in the Credit Agreement. Interest accruing on the principal balance of this Note outstanding from time to time shall be due and payable by Company on such dates and in accordance with the terms of the Credit Agreement. All amounts paid on this Note shall be applied in accordance with the terms of the Credit Agreement.

                  This Note is the "Note" referred to in the Credit Agreement, to which reference is made for the conditions and procedures under which Advances, payments, readvances and repayments may be made prior to the maturity of this Note, for the terms upon which Company may make prepayments from time to time and at any time prior to the maturity of this Note and the terms of any prepayment premiums, penalties and other charges which may be due and payable in connection therewith, and for the terms and conditions upon which the maturity of this Note may be accelerated and the unpaid balance of principal and accrued interest thereon declared immediately due and payable.

                  If any installment of principal or interest due under the terms of this Note prior to maturity is not paid in full within ten (10) days of the date when due, then Bank at its option and without prior notice to Company, may assess a late payment fee in an amount equal to the greater of Twenty Five and 00/100 Dollars ($25.00) or Five Percent (5%) of the amount past due up to the maximum of $1,500.00 per late charge. Each late payment fee assessed shall be due and payable on the earlier of the next regularly scheduled interest payment date or the maturity of this Note. Waiver by Bank of any late payment fee assessed, or the failure of Bank in any instance to assess a late payment fee shall not be construed as a waiver by Bank of its right to assess late payment fees thereafter.

                  If any installment of interest due under the terms of this Note falls due on a day which is not a Banking Day, the due date shall be extended to the next succeeding Banking Day and interest will be payable at the applicable rate for the period of such extension.

                  All amounts payable under this Note shall be payable without relief from valuation and appraisement laws, and with all collection costs and attorneys' fees.

                                   Exhibit "I"

                  The holder of this Note, at its option, may make extensions of time for payment of the indebtedness evidenced by this Note, or approve reductions of the payments thereon, release any Collateral securing payment of such indebtedness or accept a renewal Note or Notes therefor, all without notice to Company or any endorser(s), and Company and all endorsers hereby severally consent to any such extensions, reductions, releases and renewals, all without notice, and agree that any such action shall not release or discharge any of them from any liability hereunder. Company and endorser(s), jointly and severally, waive demand, presentment for payment, protest, notice of protest and notice of nonpayment or dishonor of this Note and each of them consents to all extensions of the time of payment thereof.

                  As used in this Note, the term "Credit Agreement" means that certain Credit Agreement, dated as of even date herewith, by and between Company and Bank, as the same hereafter may be amended, modified and/or restated from time to time and at any time. Terms which are defined in the Credit Agreement and which are not otherwise defined in this Note shall have the same meanings in this Note as are ascribed to them in the Credit Agreement. The principal amount of this Note outstanding from time to time shall be determined by reference to the books and records of Bank on which shall be recorded each Advance under the Loan evidenced by this Note, and all payments by Company on account of such Loan. Such books and records shall be deemed PRIMA FACIE to be correct as to such matters, absent demonstrative or manifest error.

                  This Note is made under and will be governed in all cases by the substantive laws of the State of Indiana without reference to the choice or conflicts of laws rules or principles of any foreign or domestic jurisdiction.

                            INDIAN-MARTIN AG, a corporation organized
                               and existing under the laws of Switzerland



                            By:
                               -----------------------------------------

                               -----------------------------------------
                                      (Printed Name and Title)


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